
AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - FIRST QUARTER 2003
(in thousands, except %)


                                        Three months ended March 31,    Three months ended March 31,
                                        ----------------------------    ----------------------------
                                            2003             %              2002             %
                                        -------------   ------------    -------------  -------------
COMPOSITION
-----------
Revenues:
 Retirement Centers
   Independent living                        $31,379           35.5%         $28,156           37.0%
   Assisted living                            10,533           11.9%           9,658           12.7%
   Skilled Nursing                            14,993           17.0%          12,839           16.9%
   Therapy Revenue                             5,511            6.2%           3,752            4.9%
   Ancillary Services                          3,880            4.4%           4,085            5.4%
   Net Entry Fee Revenue                       1,555            1.8%           1,549            2.0%
                                        -------------   ------------    -------------  -------------
                                              67,851           76.7%          60,039           79.0%
 Freestanding Assisted Living                 18,201           20.6%          14,491           19.1%
                                        -------------   ------------    -------------  -------------
 Total Resident and Healthcare Revenue        86,052           97.3%          74,530           98.0%

 Management Services                             460            0.5%              65            0.1%
 Reimbursed Expenses                           1,906            2.2%           1,451            1.9%
                                        -------------   ------------    -------------  -------------
                                               2,366            2.7%           1,516            2.0%
                                        -------------   ------------    -------------  -------------

 Total Revenues                              $88,418          100.0%         $76,046          100.0%



BY SOURCE
---------
 Private Pay                                 $78,339           88.6%         $68,348           89.8%
 Medicare                                      8,392            9.4%           7,238            9.5%
 Medicaid                                      1,687            1.9%             461            0.6%
                                        -------------   ------------    -------------  -------------
 Total                                       $88,418          100.0%         $76,046          100.0%

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - FIRST QUARTER 2003
 ($'s in thousands)


INCLUDING ENTRY FEE COMMUNITIES:
--------------------------------
                                      Three months ended March 31,
                                     ------------------------------        $            %
                                         2003            2002            Change      Change
                                     -------------  ---------------   ------------ -----------
Resident & Healthcare revenue             $82,346          $74,530         $7,816        10.5%
Community operating expense                57,330           53,021          4,309         8.1%
                                     -------------  ---------------   ------------ -----------
Community operating contribution          $25,016          $21,509          3,507        16.3%
Community operating margin                   30.4%            28.9%


# Locations                                    53               53
Avg. Occupancy                                 91%              87%
Avg. Occupied Units                         8,992            8,567           $425         5.0%
Avg. Mo. Revenue/unit                       3,053            2,900            153         5.3%



EXCLUDING ENTRY FEE COMMUNITIES:
--------------------------------
                                      Three months ended March 31,
                                     ------------------------------        $            %
                                         2003            2002            Change      Change
                                     -------------  ---------------   ------------ -----------
Resident & Healthcare revenue             $66,575           59,957         $6,618        11.0%
Community operating expense                46,274           42,845          3,429         8.0%
                                     -------------  ---------------   ------------ -----------
Community operating contribution          $20,301          $17,112          3,189        18.6%
Community operating margin                   30.5%            28.5%


# Locations                                    49               49
Avg. Occupancy                                 91%              86%
Avg. Occupied Units                         7,388            6,984           $404         5.8%
Avg. Mo. Revenue/unit                       3,004            2,862            142         5.0%


* This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared. Three communities that are currently being held for sale and as discontinued operations have been excluded.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
ENTRY FEE COMMUNITIES - FIRST QUARTER 2003
($'s in thousands)



                                     Owned      Freedom
                                   & Leased      Square      Total
                                  ----------- ------------ ----------
Entry Fee Units:
  Total Units                          1,704          362      2,066
  Occupancy                             91.9%        95.6%      92.5%
  Available Units                         74           80        154


Resale Cash Flow Summary:
   # of Sales                             38           10         48
   Gross Sales                        $5,238         $817     $6,055
   Net Sales after Refunds            $2,938         $281     $3,219


Entry Fee Unit Valuation:  *
   Available Units                   $23,310       $1,833    $25,143
   Total Unit Value                 $287,435      $41,460   $328,895


* The EF Unit Valuation is based on current sale prices of the units. The
Total Unit Value includes all units both sold and unsold within each community.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - FIRST QUARTER 2003
 ($'s in thousands)


                                   Q1 02     Q2 02       Q3 02       Q4 02      Q1 03
                                  --------  --------   ----------  --------- -----------
Resident and healthcare revenue   $14,491   $15,509      $16,998    $17,703     $18,201
Community operating expense        13,867    14,323       15,014     15,201      15,202
                                  --------  --------   ----------  --------- -----------
Community operating contribution     $624    $1,186       $1,984     $2,502      $2,999


Ending Occupancy                    1,817     1,968        2,112      2,129       2,135
Ending Occupancy %                   69.5%     75.3%        80.7%      81.4%       81.6%


Average Monthly Occupancy           1,733     1,853        2,027      2,116       2,124
Monthly Revenue per unit            2,787     2,790        2,795      2,789       2,856

NOTE: Excludes two non-consolidated joint ventures and three communities held for sale and as discontinued operations. All periods have been reclassed to conform to this presentation.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - FIRST QUARTER 2003


UNIT CAPACITY BY COMMUNITY TYPE
-------------------------------

                                             Locations   Capacity
                                             ---------  ----------
Rental Retirement Centers:
   Owned-100%                                       7       1,693
   Leased                                          14       3,834
   Managed with purchase rights                     2         533
   Managed - other                                  1         324
                                             ---------  ----------
                                                   24       6,384

Entry Fee Retirement Centers:
   Owned-100%                                       4       1,721
   Leased                                           1         554
   Managed-Freedom Square                           1         735
   Managed-other                                    2         506
                                             ---------  ----------
                                                    8       3,516

Freestanding AL's:
   Owned-100%                                       9         966
   Owned-Joint Venture                              3         256
   Leased                                          21       1,775
                                             ---------  ----------
                                                   33       2,997

All Communities:
   Owned-100%                                      20       4,380
   Owned-Joint Venture                              3         256
   Leased                                          36       6,163
   Managed with purchase rights                     2         533
   Managed-Freedom Square                           1         735
   Managed-other                                    3         830
                                             ---------  ----------
                                                   65      12,897

Note: Leased communities include both operating and capital leases.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE CASH FLOW - FIRST QUARTER 2003
($'s in thousands)

 Net cash and cash equivalents used by continuing
  operations                                                          $(3,346)

 Adjustments for Free Cash Flow:
    Changes in assets and liabilities, exclusive of
     acquisitions and sale leaseback transactions                         586
    Accrued but unpaid HCPI interest due at loan maturity               3,120
    Adjustments for lease and derivative accruals                         476
    Additions to land, building and equipment                          (2,200)
    Principal payments on long-term debt                  $(2,866)
    Distributions to minority interest holders               (312)
    Principal reductions in master trust liability           (357)
    Accrual of contingent earnouts                           (594)
                                                          --------
                                                                       (4,129)

                                                                     ---------
 Free cash flow                                                       $(5,493)
                                                                     =========